--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: March 20, 2002
(Date of earliest event reported)



                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                333-76246                41-1808858
--------                                                         ----------
(State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
Incorporation)                           Number)            Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


--------------------------------------------------------------------------------

Item 7.      Financial Statements. Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------


         (a)   Financial Statements.
               --------------------

               Not applicable.

         (b)   Pro Forma Financial Information.
               -------------------------------

               Not applicable.

         (c)   Exhibits




EXHIBIT NO.          DESCRIPTION

        25.1 Statement of Eligibility of JPMorgan Chase Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         RESIDENTIAL FUNDING
                                         MORTGAGE SECURITIES II, INC.

                                         By:/s/ Lisa Lundsten
                                            ------------------------------
                                         Name: Lisa Lundsten
                                         Title: Vice President

Dated: March 20, 2002

                                  EXHIBIT INDEX




Exhibit
Number.  Description

1    Statement of Eligibility of JPMorgan Chase Bank on Form T-1 under the Trust
    Indenture Act of 1939 of a corporation designated to act as Trustee